United States of America
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
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Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: February 6, 2015
Commission File Number 1-7107
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LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
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DELAWARE	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986-5600
 __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Œ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Œ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Œ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Œ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 6, 2015, Richard S. Olszewski, who currently serves as Executive Vice President, Sales and Marketing and South America of Louisiana-Pacific Corporation (the “Company”), notified the Board of Directors of the Company (the “Board”) that he will be retiring from employment with the Company effective March 31, 2015. Jeffrey N. Wagner, who currently serves as Executive Vice President, Oriented Strand Board of the Company notified the Board of Directors of the Company that he will also be retiring mid- 2015.

ITEM 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On February 6, 2015, the Board of Directors of Louisiana-Pacific Corporation (LP) approved and adopted amendments to LP's Code of Conduct and Ethics. The amendments to the Code clarify, update or enhance the descriptions of the standards of conduct that are expected of all directors, officers and employees of LP and its subsidiaries. The amendments include the additions of an introductory message from LP's Chief Executive Officer and a section on social media as well as clarifications or enhancements to sections related to information technology, competition, international business conduct and protecting employee privacy.

None of the amendments to the Code of Conduct constitute a waiver of any provision of the Code of Conduct on behalf of LP's Chief Executive Officer, Chief Financial Officer, or Chief Accounting Officer.

The foregoing summary of the amendments to the Code of Conduct is subject to and qualified in its entirety by reference to the full text of the Code of Conduct as so amended, a copy of which is attached hereto as Exhibit 3.3 and incorporated herein by reference. The amended Code of Conduct is also posted on LP's website at www.LPCorp.com under the "Corporate Governance" subsection of the “Investor Relations” found under the "About Us" tab. The information contained on or accessible through LP's website shall not be deemed to be a part of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

On February 11, 2014, the Company issued a press release relating to reorganization of LP’s Executive Leadership as a result of the above retirements. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01    Financial Statement and Exhibits.

(d) Exhibits:

Exhibit
Number    Description

3.3	Code of Conduct dated February 6, 2015

99.1	Press release issued by the Company on February 11, 2015 announcing changes in Executive Leadership.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/s/ Sallie B. Bailey
Sallie B. Bailey
Executive Vice President and Chief
Financial Officer
(Principal Financial Officer)
Date: February 11, 2015